EXECUTION VERSION

PURCHASE AGREEMENT

by and among

Diameter Capital PC CLO 1 LLC

AND

MORGAN STANLEY & CO. LLC

Dated as of March 24, 2026

PURCHASE AGREEMENT

March 24, 2026

Morgan Stanley & Co. LLC,

as Initial Purchaser
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Diameter Capital PC CLO 1 LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), plans to issue the following classes of notes in the respective principal amounts set forth below:

(i)
$232,000,000 Class A-1 Senior Floating Rates Notes due 2038 (the “Class A-1 Notes”),
(ii)
$16,000,000 Class A-2 Senior Floating Rate Notes due 2038 (the “Class A-2 Notes”),
(iii)
$24,000,000 Class B Senior Floating Rate Notes due 2038 (the “Class B Notes”), and
(iv)
$127,900,000 Subordinated Notes due 2038 (the “Subordinated Notes”).

As used herein: (i) “Notes” means the Class A-1 Notes, the Class A-2 Notes and the Class B Notes.

Capitalized terms used but not defined herein shall have the meanings set forth or incorporated by reference in the Final Offering Circular (as defined below).

The Issuer proposes to sell to Morgan Stanley & Co. LLC (the “Initial Purchaser”) the Purchased Notes (as defined below) in the aggregate principal amounts and at the purchase price percentages set forth in Schedule I attached to this Purchase Agreement (the “Agreement”), between the Issuer and the Initial Purchaser. The Notes which the Issuer proposes to sell to the Initial Purchaser hereunder are referred to herein as the “Purchased Notes.” It is understood and agreed that the Initial Purchaser is not acquiring, and has no obligation to acquire, the Subordinated Notes. The Issuer has been advised that the Initial Purchaser intends to purchase 100% of the Purchased Notes. The Issuer has also been advised by the Initial Purchaser that the Initial Purchaser proposes to resell the Purchased Notes, subject to the terms and conditions set forth herein.

The Notes will be issued pursuant to an Indenture (as the same may be supplemented or otherwise modified from time to time, the “Indenture”), dated as of March 24, 2026 (the “Closing Date”), by and between the Issuer and Western Alliance Trust Company, N.A., as trustee (the “Trustee”).

The Notes will be secured by certain assets and rights and proceeds thereof pledged by the Issuer to the Trustee (for and on behalf of the Secured Parties) under the Indenture (collectively, the “Collateral Obligations”).

Pursuant to the Collateral Management Agreement, to be dated as of the Closing Date (the “Collateral Management Agreement”), between the Issuer and Diameter Credit Company, a statutory trust formed under the laws of the State of Delaware, in its capacity as collateral manager (in such capacity, the “Collateral Manager”), the Collateral Manager will agree to manage the Collateral Obligations and certain of the Collateral Obligations for the Issuer under the terms set forth in the Collateral Management Agreement and the Indenture.

Pursuant to the Master Loan Sale Agreement, to be dated as of the Closing Date (the “Master Loan Sale Agreement”) among the Issuer, Diameter Capital PC CLO 1 Depositor LLC (the “Retention Holder”) and Diameter Credit Company (the “Transferor”), the Transferor will sell and/or contribute to the Retention Holder and the Retention Holder will sell, transfer and convey to the Issuer, without recourse, all of the right, title and interest of the Transferor in and to the Closing Date Assets, certain additional Collateral Obligations and certain substitute Collateral Obligations (if any), together in each such case with the proceeds thereof.

The Notes will be offered and sold without being registered under the Securities Act in reliance on certain exemptions from the registration requirements thereof. In connection with the offer and sale of the Notes, the Issuer, has prepared and delivered to the Initial Purchaser for delivery to prospective investors in the Purchased Notes, a pre-preliminary offering circular dated January 23, 2026 (including all annexes attached thereto, the “Pre-Preliminary Offering Circular”), as supplemented and replaced by a preliminary offering circular dated February 10, 2026 (including all amendments or supplements thereto, or revisions thereof, and any accompanying exhibits, the “Preliminary Offering Circular”) (for the avoidance of doubt, the Pre-Preliminary Offering Circular shall under no circumstances or in any respect be considered the “Preliminary Offering Circular”) and a final offering circular dated March 23, 2026 (including all amendments or supplements thereto, or revisions thereof, and any accompanying exhibits or annexes, the “Final Offering Circular”), describing, among other things, the terms of the Notes, the Indenture, the Collateral Obligations, the Issuer, the offering of the Notes and certain investment considerations.

1.
Representations and Warranties.
(a)
The Issuer (as to itself) represents and warrants to, and agrees with, the Initial Purchaser that, as of the Closing Date:
(i)
The Preliminary Offering Circular (other than the Collateral Manager Information (as defined therein), in each case, including the sub-headings thereunder), as of the date thereof did not, and the Final Offering Circular (other than the Collateral Manager Information) as of the date thereof and as of the Closing Date does not, contain any untrue statement of a material fact or omit any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation is made with respect to the information relating to the Initial Purchaser furnished to the Issuer in writing by the Initial Purchaser referred to in Section 9(b).
(ii)
The Issuer has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has the limited liability company power and authority to own its assets, to conduct its business as described in the Final Offering Circular and to execute, deliver and perform its obligations under this Agreement, the Indenture, the Collateral Management Agreement, the Account Agreement, the Master Loan Sale Agreement, the Collateral Administration Agreement, the Securities Account Control Agreement, the Limited Liability Company Agreement and the other documents delivered in connection therewith (collectively, the “Transaction Documents”) to which it is a party, the Notes, and any purchase agreements, subscription agreements or the equivalent between the Issuer and the purchasers of the Notes named therein, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Issuer.
(iii)
The Notes have been duly authorized by the Issuer and, when the Notes are delivered and paid for pursuant to this Agreement and registered in the note register therefor, they will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. This Agreement and each other Transaction Document to which it is a party has been duly authorized by the Issuer and, when executed and delivered by the Issuer and the other parties thereto, will constitute a valid and legally binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Notes and each Transaction Document are in conformance with the descriptions of such Notes and each such Transaction Document as set forth in the Final Offering Circular.
(iv)
The execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under the Notes and the Transaction Documents to which it is a party do not contravene any provision of applicable law or its formation documents or any agreement or other instrument binding upon the Issuer, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer of its obligations under the Notes and the Transaction Documents, except such as have been obtained under the laws of the United States and except such as may be required under state securities or “blue sky” laws in any jurisdiction in connection with the purchase and resale of the Notes and such other approvals as have been obtained and are in full force and effect.
(v)
(A) The Issuer has obtained all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, required for the execution, delivery or performance by it of this Agreement.

(B) The Issuer has obtained all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals required for the execution, delivery or performance by the Issuer of the Transaction Documents and to own and use assets and to conduct its business in the manner described in the Final Offering Circular.

(vi)
There are no legal or governmental proceedings pending or, to the Issuer’s best knowledge after due inquiry, threatened to which the Issuer is a party or to which any of the assets of the Issuer is subject.
(vii)
Assuming that (A) the representations, warranties and covenants made by the Initial Purchaser herein are true and correct and have been and will be complied with, (B) the representations, warranties and covenants deemed to be made by the purchasers of the Notes and required to be made by the purchasers of the Notes in the related representation or subscription letters are true and correct and will be complied with and (C) the Notes are offered and sold in accordance with the Final Offering Circular, no registration of the Notes under the Securities Act or qualification of an indenture under the U.S. Trust Indenture Act of 1939, as amended, is required for the offer, sale, issuance, resale and delivery of the Notes in the manner contemplated by this Agreement.

(viii)
The Issuer has not taken, directly or indirectly, any action prohibited by Rule 102 of Regulation M under the Exchange Act.
(ix)
The Purchased Notes meet the requirements of Section 4(a)(2), Rule 144A(d)(3) or Regulation S under the Securities Act, as applicable, as of the Closing Date.
(x)
The statements set forth in the Final Offering Circular under the heading “U.S. Federal Income Tax Considerations” insofar as they purport to describe matters of law or legal conclusions with respect thereto are correct in all material respects.
(xi)
None of the Issuer, its affiliates as defined in Rule 501(b) of Regulation D under the Securities Act (each, an “Affiliate”) or any Person acting on its or their behalf (except that no representation is made with respect to the Initial Purchaser) has engaged in or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and the Issuer and its Affiliates and any Person acting on its or their behalf (except that no representation is made with respect to the Initial Purchaser) have complied and will comply with the offering restrictions requirements of Rule 903 of Regulation S. The Issuer has not entered into any contractual agreement with respect to the distribution of the Notes except for the arrangements with the Initial Purchaser and any agreement made in connection with the direct sale of any Notes that are not Purchased Notes.
(xii)
Neither the Issuer nor any of its Affiliates has directly, or (assuming compliance by the Initial Purchaser pursuant to Section 8 herein) through any agent, (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (B) engaged in any form of “general solicitation” or “general advertising” in connection with the offering of Notes (as those terms are used in Regulation D under the Securities Act) or sold, offered for sale or solicited offers to buy Notes in any manner involving a “public offering” within the meaning of Section 4(a)(2) of the Securities Act.
(xiii)
The Issuer is not, and will not be, required as a result of the offer and sale of the Notes, to register as, an “investment company” under the Investment Company Act, and the Issuer is not and will not be “controlled” by an “investment company” as defined in the Investment Company Act.
(xiv)
The Issuer has no present intention to solicit any offer to buy or to offer to sell any securities of the same or a similar class as the Notes.
(xv)
Based on the representations of the Initial Purchaser in Section 8 and other factors that the Issuer may deem necessary and appropriate, the Issuer has a reasonable belief that initial sales and subsequent transfers of the Notes to (1) Qualified Purchasers or entities owned exclusively by Qualified Purchasers that are non-U.S. persons outside the United States in reliance on Regulation S and (2) Persons that are U.S. Persons will be limited to or for the account or benefit of, persons that are (A) Qualified Institutional Buyers who are also Qualified Purchasers (each, a “QIB/QP”) or (B) solely in the case of Certificated Notes, Institutional Accredited Investors that are also Qualified Purchasers or entities owned exclusively by Qualified Purchasers (each, an “IAI/QP”).
(xvi)
(i) The purchase and sale of the Purchased Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Issuer, on the one hand, and the Initial Purchaser, on the other, (ii) in connection therewith and with the process leading to such transaction, the Initial Purchaser is acting solely as principal and not as an agent or fiduciary of the Issuer or any other person, (iii) the Initial Purchaser has not assumed an advisory or fiduciary responsibility in favor of it or any other person with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial

Purchaser has advised or is currently advising it on other matters) or any other obligation to the Issuer or any other person except the obligations expressly set forth in this Agreement and (iv) it has consulted its own legal and financial advisors to the extent it deemed appropriate and agrees that it is solely responsible for making its own independent judgments with respect to the transactions contemplated hereby, including without limitation with respect to issues of tax, legal, regulatory and accounting treatment. It agrees that it will not claim that the Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to it, in connection with such transaction or the process leading thereto.
(xvii)
The Issuer has provided a written representation (the “Rule 17g-5 Representation”) to the Hired NRSRO that satisfies the requirements of Rule 17g-5(a)(iii)(3) (“Rule 17g-5”) under the Exchange Act. The Issuer has complied, or has caused its agents and advisors to comply on its behalf, with the representations, certifications and covenants made to the Hired NRSROs in connection with the Rule 17g-5 Representation. “Hired NRSRO” means S&P Global Ratings (“S&P”).
2.
Offer and Sale of the Notes.

The Initial Purchaser has advised the Issuer that it will make an offering of the Purchased Notes on the terms set forth in the Final Offering Circular and as soon as is practicable (and advisable, in the sole judgment of the Initial Purchaser) on or after the Closing Date.

3.
Purchase and Delivery; Commission; Closing; Fee.
(a)
The Issuer hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees, in reliance upon the representations, warranties and covenants herein contained and subject to the conditions hereinafter stated, to purchase from the Issuer the Purchased Notes in the aggregate principal amounts and at the purchase price percentages set forth on Schedule I.

Payment for the Purchased Notes shall be made by the Initial Purchaser in U.S. Dollars by wire transfer of the purchase price therefor in immediately available funds to the U.S. Dollar account to be designated by the Issuer not later than 10:00 a.m., New York City time, on March 24, 2026 or at such other time as the Initial Purchaser and the Issuer may otherwise agree, against delivery to the Trustee, as custodian for The Depository Trust Company (“DTC”), of the Global Notes, as custodian for DTC, at the offices of Orrick, Herrington & Sutcliffe LLP, 2100 Pennsylvania Ave, NW, Washington, DC 20037 at 10:00 a.m., New York City time, on the Closing Date, and the Certificated Notes constituting Purchased Notes at the order of the Initial Purchaser.

(b)
The Issuer covenants and agrees with the Initial Purchaser that on the Closing Date, the Issuer will pay from the proceeds of issuance of the Notes or cause to be paid in U.S. Dollars, certain fees (which may be deducted from the purchase price paid by investors or reflected in a discount from the purchase price paid by the Initial Purchaser) and expenses as described in the engagement letter, dated December 5, 2025, from the Initial Purchaser to Diameter Credit Company (as may be amended or otherwise modified from time to time, the “MS Engagement Letter”), in consideration of the services rendered by the Initial Purchaser under this Agreement (the “Initial Purchaser Fee”) and for payment by the Initial Purchaser on behalf of the Issuer of the expenses specified in Section 7, by wire transfer in immediately available funds to the account specified by the Initial Purchaser.
4.
Conditions to Closing.

The obligation of the Initial Purchaser under this Agreement to purchase the Purchased Notes will be subject to (i) the accuracy as of the date hereof of the representations and warranties on the part of the Issuer, (ii) the performance by the Issuer of its obligations hereunder and (iii) the satisfaction of the following additional conditions precedent, in each case, as determined to the satisfaction of the Initial Purchaser:

(a)
Prior to the Closing Date, the Issuer shall have prepared and delivered the Final Offering Circular to the Initial Purchaser for delivery to prospective investors in the Purchased Notes.
(b)
On the Closing Date (i) the Class A-1 Notes and the Class A-2 Notes have been assigned a rating of “AAA(sf)” by S&P and (ii) the Class B Notes have been assigned a rating of at least “AA(sf)” by S&P.
(c)
The Initial Purchaser shall have received on the Closing Date a certificate, dated as of the Closing Date and signed by an authorized officer of the Issuer, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that the representations and warranties of the Issuer contained in this Agreement are true and correct as of the Closing Date and that the Issuer has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The authorized officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
(d)
The Initial Purchaser shall have received on the Closing Date an opinion of Richards, Layton & Finger, P.A., Delaware counsel to the Issuer, dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser.
(e)
The Initial Purchaser shall have received on the Closing Date from Dechert LLP, U.S. counsel to the Issuer, Depositor, Collateral Manager and Transferor, dated as of the Closing Date, (i) the letter with respect to the Offering Circular in relation to Rule 10b-5 under the Securities Act and (ii) opinions, in each case, in form and substance reasonably satisfactory to the Initial Purchaser.
(f)
The Initial Purchaser shall have received on the Closing Date an opinion of Alston & Bird LLP, counsel to the Trustee, dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser
(g)
The Indenture shall have been executed and delivered by the parties thereto in form reasonably satisfactory to the Initial Purchaser, an executed version of the Indenture shall have been delivered to the Initial Purchaser and the Indenture shall be in full force and effect.
(h)
The Transaction Documents shall have been executed and delivered by the parties thereto in form reasonably satisfactory to the Initial Purchaser, executed versions of such agreements shall have been delivered to the Initial Purchaser and each such agreement shall be in full force and effect.
(i)
The Initial Purchaser shall have received satisfactory evidence that the Issuer has issued the Notes and the Initial Purchaser shall have received the related representation letters, if any.
(j)
The Issuer shall have executed and delivered the letter of representations with respect to the Notes (as applicable) in form reasonably satisfactory to the Initial Purchaser.
(k)
The Initial Purchaser shall have received payment in immediately available funds of the Structuring and Advisory Fee and the Initial Purchaser and such other parties referred to in Section 7 hereof shall have received payment in immediately available funds of the fees and the expenses described in Section 7.

(l)
Each of the conditions precedent to the issuance of the Notes set forth in Sections 3.1 and 3.2 of the Indenture shall be satisfied or waived by the Initial Purchaser as of the Closing Date.
(m)
There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Issuer or the Collateral Manager and their respective subsidiaries that, in the Initial Purchaser’s reasonable judgment, is material and adverse and that makes it, in the Initial Purchaser’s reasonable judgment, impracticable to market, trade or settle any of the Notes.
(n)
The Notes are qualified for offer and sale under the securities laws of such jurisdictions as the Initial Purchaser has requested.
(o)
None of the following events shall have occurred: (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Issuer shall have been suspended on any substantial U.S. exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or the United Kingdom shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State or Delaware State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchaser, is materially adverse and which, singly or together with any other event specified in clause (v), makes it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offer, sale or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular.
(p)
The Issuer will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and documents as any of them may reasonably request.
5.
Covenants of the Issuer; Certain Additional Representations, Warranties and Covenants.

In further consideration of the agreements of the Initial Purchaser herein contained, the Issuer covenants as follows:

(a)
To furnish the Initial Purchaser, without charge, during the period described in paragraph (c) below, as many copies of the Final Offering Circular and any supplements and amendments thereto as the Initial Purchaser may reasonably request.
(b)
During the period described in paragraph (c) below, before amending, supplementing or otherwise modifying the Final Offering Circular, to furnish to the Initial Purchaser a copy of each such proposed amendment, supplement or other modification, and to make no such proposed amendment or supplement to which the Initial Purchaser reasonably objects.
(c)
If, during the period after the date hereof and prior to the date on which all of the Purchased Notes have been sold by the Initial Purchaser, any event shall occur or condition shall exist that makes it necessary to amend or supplement the Final Offering Circular (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances when such Final Offering Circular (as then amended or supplemented) was or is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Final Offering Circular to comply with law, to (i) prepare and furnish, at its own expense, to the Initial Purchaser, either amendments or supplements to the Final Offering Circular so that the statements in such Final Offering Circular, as so amended or supplemented, will not, in the light of the circumstances when the Final Offering Circular was delivered to a purchaser, be misleading or so that such Final Offering Circular will comply with applicable law and (ii) instruct the Initial Purchaser promptly to suspend the solicitation of offers to purchase the Purchased Notes until such amendments or supplements are prepared and furnished to the Initial Purchaser.
(d)
Not to publish or disseminate any material in connection with the offering of the Notes unless the Initial Purchaser shall have consented to the publication or use thereof, and not to publish or disseminate any material concerning the Collateral Manager unless the Initial Purchaser and the Collateral Manager shall have consented to the publication or use thereof.
(e)
To advise the Initial Purchaser, promptly after the Issuer receives notice or obtains knowledge thereof, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose and, in the event of the issuance of any order suspending any such qualification, to use its best efforts to obtain its withdrawal promptly.
(f)
During the period described in paragraph (c) above, to prepare promptly, upon the reasonable request of the Initial Purchaser, any amendments of or supplements to the Final Offering Circular that in the opinion of the Initial Purchaser, may be reasonably necessary to enable the Initial Purchaser to continue to sell the Purchased Notes purchased by the Initial Purchaser, subject to the approval of counsel to the Issuer and to the Initial Purchaser, as applicable.
(g)
During the period described in paragraph (c) above, promptly to take such action as the Initial Purchaser shall reasonably request to qualify the Purchased Notes for offer and sale under the laws of such jurisdictions as the Initial Purchaser may request and to maintain such qualifications in effect for so long as required for the resale of Purchased Notes by the Initial Purchaser, except that the Issuer shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any such jurisdiction.
(h)
To indemnify and hold the Initial Purchaser harmless against any documentary, stamp or similar transfer or issue tax, including any interest and penalties, on the issue, sale and delivery of the Notes in accordance with the terms of this Agreement and on the execution and delivery of the Transaction Documents which are or may be required to be paid under the laws of the United States or any political subdivision or taxing authority thereof or therein. All payments to be made by the Issuer hereunder shall be made in U.S. Dollars, at such place as indicated by the Initial Purchaser, without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed or levied by or on behalf of Delaware or any taxing authority therein, unless the Issuer shall pay such additional amounts as may be necessary in order that the net amounts after such withholding or deduction shall equal the amounts that would have been payable if no such withholding or deduction had been made.
(i)
So long as the Notes are Outstanding, not to become or own or control an investment company required to be registered under the Investment Company Act.
(j)
To not (and to cause the Issuer’s Affiliates to not) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of the Notes or any “security” (as defined in the Securities Act) which (i) is or will be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act, or (ii) would cause the offer and sale of the Notes pursuant to this Agreement to fail to be entitled to the exemption from registration afforded by Section 4(a)(2) of the Securities Act.
(k)
To not solicit any offer to buy, offer, sell, contract to sell or otherwise dispose of Notes by means of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation

D under the Securities Act) or in any manner involving a “public offering” within the meaning of Section 4(a)(2) of the Securities Act.
(l)
To comply with all of its covenants contained in the Transaction Documents.
(m)
That neither the Issuer nor any of its Affiliates or any Person acting on its or their behalf (provided that the Issuer does not make such representation on behalf of the Initial Purchaser to the extent that the Initial Purchaser is acting on its behalf) has or will engage in any “directed selling efforts” (as that term is defined in Regulation S) with respect to the Notes, and the Issuer and its Affiliates and each Person acting on their behalf has and will comply with the offering restrictions requirements of Rule 903 of Regulation S. In addition, Issuer has not and will not enter into any contractual agreement with respect to the distribution of the Notes except for this Agreement and any agreement in connection with the direct sale of any Notes that are not Purchased Notes.
(n)
At all times during the period after the date hereof and prior to the date on which all of the Purchased Notes have been sold by the Initial Purchaser, to extend, and to use its best efforts to cause the Collateral Manager to extend, to each prospective investor the opportunity to ask questions of, and receive answers from, the Issuer and the Collateral Manager concerning their respective businesses, management and financial affairs, and the Notes and the terms and conditions of the offering thereof, and to obtain any information such prospective investors may consider necessary in making an informed investment decision or in order to verify the accuracy of the information set forth in the Final Offering Circular, to the extent the Issuer or the Collateral Manager, as the case may be, possesses the same or can acquire it without unreasonable effort or expense; provided, however, that the Issuer will permit, and will use its best efforts to cause the Collateral Manager to permit, representatives of the Initial Purchaser to be present at, or participate in, any meeting or telephone conference between the Issuer or the Collateral Manager and any prospective investor, and will give the Initial Purchaser reasonable notice thereof, and the Issuer will not furnish, and will use its best efforts to cause the Collateral Manager not to furnish, any such written information to any prospective investor without first giving the Initial Purchaser a reasonable opportunity to review and comment on such information.
(o)
Not to solicit any offer to buy from or offer to sell to any Person any Notes, except through the Initial Purchaser, as applicable, and in connection with the direct sale of any Notes that are not Purchased Notes.
(p)
So long as the Issuer is not reporting companies under Section 13 or Section 15(d) of the Exchange Act, or exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner, the Issuer shall provide such Holder or beneficial owner and a prospective purchaser designated by such Holder or beneficial owner, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
(q)
With respect to the Issuer: (i) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom and (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer.
(r)
To provide instructions to DTC that it take the following (or similar) actions with respect to the Rule 144A Global Notes:

(i)
ensure that all CUSIP numbers identifying the Rule 144A Global Notes have a “fixed field” attached thereto that contain “3c7” and “144A” indicators;
(ii)
indicate by means of the marker “3c7” in the DTC 20-character security descriptor and the DTC 48-character additional descriptor that sales are limited to QIB/QPs;
(iii)
where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, print the 20-character security descriptor on it; where the DTC deliver order ticket is electronic, employ a “3c7” indicator and make a user manual containing a description of the relevant restriction available to participants;
(iv)
ensure that DTC’s Reference Directory contains an accurate description of the restrictions on the holding and transfer of the Notes when due to the Issuer’s reliance on the exclusion to registration provided by Section 3(c)(7) of the Investment Company Act;
(v)
send an “Important Notice” outlining the Section 3(c)(7) restrictions applicable to the Rule 144A Global Notes to all DTC participants in connection with the initial offering;
(vi)
ensure that DTC’s Reference Directory includes each Class of Notes (and the applicable CUSIP numbers for the Notes) in the listing of Section 3(c)(7) issues together with an attached description of the limitations as to the distribution, purchase, sale and holding of the Notes; and
(vii)
to deliver to the Issuer a list of all DTC participants holding an interest in the Rule 144A Global Notes.
(s)
To provide instructions to Bloomberg LP that it take the following (or similar) actions with respect to any Bloomberg screen containing information about the Rule 144A Global Notes:
(i)
the “Note Box” on the bottom of the “Security Display” page describing the Rule 144A Global Notes shall state: “Iss’d Under 144A/3c7”;
(ii)
the “Security Display” page shall have the flashing red indicator “See Other Available Information”;
(iii)
the indicator shall link to the “Additional Security Information” page, which shall state that the Rule 144A Global Notes “are being offered to persons who are both (x) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (y) qualified purchasers (as defined under Section 3(c)(7) under the Investment Company Act of 1940)”; and
(iv)
a statement on the “Disclaimer” page for the Rule 144A Global Notes shall appear that the Notes will not be and have not been registered under the Securities Act, that the Issuer has not been registered under the Investment Company Act and that the Rule 144A Global Notes may only be offered or sold in accordance with Section 3(c)(7) of the Investment Company Act.
(t)
To provide instructions to Reuters that it take the following (or similar) actions with respect to the Rule 144A Global Notes:
(i)
a “144A – 3c7” notation shall be included in the security name field at the top of the Reuters Instrument Code screen;

(ii)
a <144A3c7Disclaimer> indicator shall appear on the right side of the Reuters Instrument Code screen; and
(iii)
a link from such <144A3c7Disclaimer> indicator to a disclaimer screen shall contain the following language: “These Notes may be sold or transferred only to Persons who are both (i) Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act, and (ii) Qualified Purchasers, as defined under Section 3(c)(7) under the Investment Company Act”.
(u)
To give direction to any third-party vendor, of which it is aware, to ensure that any other third-party vendor screens containing information about the Rule 144A Global Notes, contain information substantially similar to the information set forth in clauses (i) through (iii) of Section 5(t).
(v)
In the case of the Issuer, to cause its agents and advisors (including, without limitation, the Collateral Manager) to comply with the representations, certifications and covenants made by it in each engagement letter with the Hired NRSROs in connection with Rule 17g-5 in all material respects, and make accessible to any non-hired nationally recognized statistical rating organization all information provided to each Hired NRSRO in connection with the issuance and monitoring of credit ratings on the Notes in accordance with Rule 17g-5.
6.
Additional Representations, Warranties and Covenants

(a) The Issuer represents that neither it nor any of its subsidiaries, directors, officers, or employees thereof, nor, to any of their knowledge, any, agent, affiliate or representative of the Issuer is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(ii) located, organized or resident in a country or territory that is the subject of comprehensive geographic Sanctions (including, without limitation, Crimea (region of Ukraine), the “Donetsk People’s Republic”, the “Luhansk People’s Republic,” Cuba, Iran, North Korea, Sudan and Syria).

(b) The Issuer on behalf of itself and any of its subsidiaries represents and covenants that they will not, directly or indirectly, use the proceeds of the offering of Notes, or lend, contribute or otherwise make available such proceeds of the offering of Notes to any subsidiary, joint venture partner or other Person:

(i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(ii) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(c) The Issuer on behalf of itself and any of its subsidiaries represents and covenants that for the past five years, they have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(d) The Issuer nor any person controlled by it nor (to the best of its knowledge) any of their employees, agents or representatives:

(i) has violated any applicable anti-money laundering or anti-corruption laws; or

(ii) is subject to or involved in any enquiry, investigation, claim, action, suit or proceeding against it with respect to anti-money laundering or anti-corruption laws.

(e) The Issuer will not, directly or indirectly, use the proceeds of the issuance of the Notes for the purpose of financing or facilitating any activity that would violate applicable anti-money laundering or anti-corruption laws and regulations.

7.
Fees and Expenses.

The Issuer covenants and agrees with the Initial Purchaser that the Issuer, will pay, or cause to be paid, on the Closing Date all expenses incident to the performance of their obligations under the Notes and under the Transaction Documents including: (a) the preparation and printing of the Pre-Preliminary Offering Circular, the Preliminary Offering Circular and the Final Offering Circular and all amendments and supplements thereto (except as otherwise provided herein); (b) all fees and expenses in connection with the qualification of the Notes for offering and sale under applicable securities laws as provided herein, including, without limitation, any “blue sky” and legal investment memoranda and any other agreements or documents in connection with the offering, purchase, sale and delivery of the Notes; (c) the fees and disbursements of Richards, Layton & Finger, P.A., Delaware counsel to the Issuer, and Orrick, Herrington & Sutcliffe LLP, special United States counsel to the Initial Purchaser; (d) the fees and disbursements of Dechert LLP, United States counsel to the Issuer and Collateral Manager; (e) the fees and disbursements of the Issuer’ accountants; (f) the fees and disbursements of Western Alliance Trust Company, N.A., including without limitation in its capacity as the Trustee, and its counsel; (g) the fees and disbursements of the Collateral Manager; (h) the fees and expenses incurred in connection with obtaining ratings for the Notes required or expected to be rated as of the Closing Date as specified in the Final Offering Circular; (i) all fees and expenses incurred in connection with the incorporation and formation, as applicable, of the Issuer; (j) all costs and expenses incurred in the preparation, issuance, printing and delivery of the Notes, the Transaction Documents, the representation letters and all other documents relating to the issuance, purchase and sale of the Notes and the initial resale of the Notes; (k) any investor discounts that the Initial Purchaser and the Collateral Manager agree can be borne by the Issuer and (l) all other costs and expenses incident to the performance by the Issuer of their various obligations hereunder which are not otherwise specifically provided for in this Section 7. The Issuer will also pay or cause to be paid on the Closing Date any transfer, stamp or value added taxes payable in connection with the transactions contemplated hereby. Such payments shall be made from the proceeds of the offering of the Notes promptly by wire transfer of immediately available funds to an account specified by the Initial Purchaser. To the extent that the fees and expenses payable by the Issuer pursuant to this Section 7 on the Closing Date cannot be determined as of the Closing Date, the Issuer shall pay such amounts promptly following written request therefor by the Initial Purchaser, or any other applicable party, following the Closing Date in accordance with the Priority of Payments. Notwithstanding the foregoing, if the Closing Date does not occur (including as a result of a termination of this Agreement pursuant to Section 10 below), the parties hereto acknowledge and agree that the fees and expenses described in this Section 7 shall be paid pursuant to and in the manner provided in the Engagement Letter.

8.
Offering of Notes; Restrictions on Transfer; Certain Agreements of the Initial Purchaser.

The Initial Purchaser represents, warrants and covenants that:

(a)
(i) in the case of the Initial Purchaser only, it is an “institutional” accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (an “Institutional Accredited Investor”) and a Qualified Purchaser, (ii) the Notes have not been and will not be registered under the Securities Act and (iii) the Notes may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A under the Securities Act or another exemption from the registration requirements of the Securities Act;
(b)
it has offered, sold, placed and delivered the Notes and will offer, sell, place and deliver the Notes (i) as part of its distribution at any time and (ii) otherwise, until 40 days after the later of the Closing Date and the commencement of the offering of the Notes pursuant hereto (such period, the “Distribution Compliance Period”), only in accordance with (A) Rule 903 of Regulation S or (B) Rule 144A to persons whom it reasonably believes to be both (1) Qualified Institutional Buyers and (2) Qualified Purchasers, in each case that can make the representations described under “Transfer Restrictions” in the Final Offering Circular;
(c)
at or prior to confirmation of sale of any Notes not in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases such Notes during the Distribution Compliance Period a written confirmation or notice to substantially the following effect:

“The Notes covered hereby have not been and will not be registered under the Securities Act and may not be offered, sold, resold, delivered or transferred (A) within the United States or to, or for the account or benefit of, U.S. persons as such term is defined in Regulation S, except in accordance with Rule 144A under the Securities Act [or another exemption from the registration requirements of the Securities Act]1, if available, and, if pursuant to Rule 144A under the Securities Act, to persons purchasing for their own account or for the account of qualified institutional buyers (as defined in Rule 144A under the Securities Act) [or, if pursuant to another exemption from the registration requirements of the Securities Act, to an accredited investor (as defined in Regulation D under the Securities Act) or an institutional accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) or Regulation D under the Securities Act)]* which is also, in each case, a qualified purchaser for purposes of the Investment Company Act [or a knowledgeable employee (as defined in the Investment Company Act)]*. Unless otherwise specified, terms used above have the meanings given to them by Regulation S or Rule 144A under the Securities Act.”;

(d)
at or prior to confirmation of sale of any Notes in reliance on Regulation S, it will have sent to each distributor, dealer or other person to which it sells such Notes during the Distribution Compliance Period a written confirmation or notice to substantially the following effect:

“The Notes covered hereby have not been and will not be registered under the Securities Act and may not be offered, sold, resold, delivered or transferred within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the Closing Date and the commencement of the offering of the Notes, except in accordance with Regulation S (or Rule 144A or another exemption from the registration requirements of the Securities Act).

* To be included in any confirmation relating to Subordinated Notes.

Terms used above have the meanings given to them by Regulation S under the Securities Act.”;

(e)
neither it nor its Affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Notes, and the Initial Purchaser, its Affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S;
(f)
it has not offered, sold or delivered and will not offer, sell or deliver the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and
(g)
with respect to offers, placements and sales outside the United States, (i) it understands that no action has been or will be taken in any jurisdiction by the Initial Purchaser or the Issuer that would permit a public offering of the Notes, or possession or distribution of the Preliminary Offering Circular and the Final Offering Circular or any other offering or public material relating to the Notes in any country or jurisdiction where action for that purpose is required; and (ii) the Initial Purchaser has complied with and will comply with all material applicable laws and regulations in each jurisdiction in which it acquired or offered or acquires, offers, sells or delivers the Notes or had or has in its possession or distributed or distributes any Offering Materials (as defined herein) or any such other material (and will, without limitation, comply with the requirements of the legends set forth in the forefront of the Preliminary Offering Circular and the Final Offering Circular).
9.
Indemnification and Contribution.
(a)
The Issuer agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Initial Purchaser (collectively, the “Agent Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Agent Indemnified Party) (i) relating to, arising out of or in connection with the transactions contemplated by, or the engagement of the Initial Purchaser by the Issuer pursuant to, this Agreement or (ii) caused by any untrue statement or alleged untrue statement of a material fact contained in any Offering Materials (as defined below), or caused by any omission or alleged omission in the Offering Materials of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to clause (i) above, the Issuer will not be responsible for any losses, claims, damages or liabilities of any Agent Indemnified Party that are finally judicially determined to have resulted from the gross negligence, willful misconduct or bad faith of such Agent Indemnified Party. With respect to clause (ii) above, the Issuer will not be responsible for any losses, claims, damages or liabilities that are caused by any untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Issuer in writing by the Initial Purchaser expressly for use in the Pre-Preliminary Offering Circular, the Preliminary Offering Circular and the Final Offering Circular and contained under the heading “Risk Factors—Relating to Certain Conflicts of Interest— Certain conflicts of interest regarding the Initial Purchaser and its Affiliates”.

Except to the extent set forth in paragraph (b) below, the Issuer also agrees that none of the Agent Indemnified Parties shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it for or in connection with the transactions contemplated by this Agreement except for any such liability for losses, claims, damages or liabilities incurred by it that are finally judicially determined to have resulted from the gross negligence, willful misconduct or bad faith of such Agent Indemnified Party. “Offering

Materials” means the Pre-Preliminary Offering Circular, the Preliminary Offering Circular, the Final Offering Circular and any document incorporated by reference therein or any amendment or supplement thereto and any materials distributed by the Initial Purchaser to prospective purchasers of the Notes.

(b)
The Initial Purchaser agrees to indemnify and hold harmless the Issuer, its respective officers, authorized representatives and directors and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Issuers Indemnified Parties”), from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any Offering Materials or caused by any omission or alleged omission in any Offering Materials of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to the Initial Purchaser furnished to the Issuer in writing by the Initial Purchaser expressly for use in the Pre-Preliminary Offering Circular, the Preliminary Offering Circular and the Final Offering Circular and contained under the heading “Risk Factors—Relating to Certain Conflicts of Interest— Certain conflicts of interest regarding the Initial Purchaser and its Affiliates”.
(c)
In the event any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of paragraph (a) or (b) above, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed by the indemnifying party as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability subject to indemnification hereunder by reason of such settlement or judgment. Notwithstanding the preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentence of this Section 9(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
(d)
To the extent the indemnification provided for in paragraph (a) or (b) of this Section 9 is unavailable to any indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand, and the Initial Purchaser on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand, and the Initial Purchaser on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand, and the Initial Purchaser, on the other hand, in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes before deducting expenses received directly by the Issuer on the one hand, and the total discounts, commissions and placement and other fees received by the Initial Purchaser in respect thereof, on the other hand, bear to the aggregate offering price of the Notes. The relative fault of the Issuer on the one hand, and of the Initial Purchaser on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Issuer on the one hand, or by the Initial Purchaser on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)
Each of the parties hereto agrees that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall the Initial Purchaser be required to contribute any amount in excess of the amount by which (i) the Structuring and Advisory Fee (to the extent actually received by the Initial Purchaser) exceeds (ii) the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(f)
The indemnity and contribution provisions contained in this Section 9 and the representations and warranties of the Issuer contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Agent Indemnified Party or on behalf of any Issuers Indemnified Party or (iii) acceptance of any payment for any of the Notes. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.
10.
Termination.

The Initial Purchaser, in its absolute discretion, may terminate this Agreement at any time on or prior to the Closing Date by notice to the Issuer if any of the following conditions is in effect: (a) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (b) trading of any securities of the Issuer shall have been suspended on any substantial U.S. exchange or in any over-the-counter market, (c) a material disruption in securities settlement, payment or clearance services in the United States or the United Kingdom shall have occurred, (d) any moratorium on commercial banking activities shall have been declared by Federal or New York State or Delaware State authorities or (e) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchaser, is materially adverse and which, singly or together with any other event specified in clause (e), makes it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offer, sale or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular.

11.
Reserved.
12.
Submission to Jurisdiction, Waiver of Immunity, Waiver of Jury Trial, Venue.
(a)
Each of the parties hereto irrevocably submits, to the extent permitted by applicable law, to the nonexclusive jurisdiction of any New York state or United States federal court sitting in the City of New York (and any appellate court thereof) in any suit, action or proceeding arising out of or relating to this Agreement, the Offering Materials or the Notes. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Issuer hereby irrevocably appoints CT Corporation System (the “Process Agent”) at its offices, 28 Liberty Street, New York, NY 10005 (or such other address as may be specified by the Process Agent from time to time), as its agent to receive, on behalf of it and its property, service of any summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made, to the extent permitted by applicable law, by delivering by hand or certified or overnight mail a copy of such process to the Issuer in care of the Process Agent at the Process Agent’s address set forth above or such other address as the Issuer shall notify the Initial Purchaser, in writing; provided, however, that service shall also be mailed to the Issuer, and the Issuer hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf, with delivery of a copy thereof to the Issuer in the same manner and to the same address as notices are required to be delivered under Section 15 hereof. The Issuer agrees that such service shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. To the fullest extent permitted by applicable law, the Issuer agrees that a final judgment obtained in any such court described above in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other manner provided by law.
(b)
To the extent that any of the parties hereto has or hereafter may acquire any immunity from jurisdiction of any such court referred to above, or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives, to the extent permitted by applicable law, such immunity in respect of its obligations under this Agreement.
(c)
Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action or proceeding in such respective courts referred to above.
(d)
Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.
Recognition of the U.S. Special Resolution Regimes.
(i)
In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.
(ii)
In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such Covered Party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.
(iii)
For purposes of this Section 13, the terms listed below have the respective meanings specified below:

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14.
Survival.

The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the parties hereto pursuant to this Agreement, shall remain in full force and effect (in the case of the Issuer, regardless of any investigation or any statements as to the results thereof made by or on behalf of the Initial Purchaser or any officer, director, employee or controlling Person of the Initial Purchaser) and will survive delivery of and payment for the Purchased Notes. The provisions of Sections 7, 9, 12, 17 and 18 shall survive the termination of this Agreement.

15.
Notices.

All communications hereunder shall be in writing and:

(a)
if sent to the Initial Purchaser, shall be sufficient in all respects if delivered, sent by registered mail to Morgan Stanley & Co. LLC at 1585 Broadway, New York, New York 10036, Attention: Managing Director, CLO Group; or
(b)
if sent to the Issuer at Diameter Capital PC CLO 1 LLC, 850 Library Avenue, Suite 204, Newark, Delaware 19711, e-mail: dpuglisi@puglisiassoc.com;
16.
Miscellaneous.
(a)
If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be at the rate at which in accordance with normal banking procedures the Initial Purchaser could purchase U.S. Dollars with such other currency in the City of New York on the Business Day preceding that on which final judgment is given. The obligations of the Issuer in respect of any sum due from it to the Initial Purchaser shall, notwithstanding any judgment in a currency other than U.S. Dollars, not be discharged until the first Business Day, following receipt by the Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) the Initial Purchaser may in accordance with normal banking procedures purchase U.S. Dollars with such other currency; if the U.S. Dollars so purchased are less than the sum originally due to the Initial Purchaser hereunder, the Issuer agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Initial Purchaser against such loss. If the U.S. Dollars so purchased are greater than the sum originally due to the Initial Purchaser hereunder, such party agrees to pay to the Issuer an amount equal to the excess of the U.S. Dollars so purchased over the sum originally due to the Initial Purchaser hereunder.
(b)
If this Agreement is executed by or on behalf of any party hereto by a Person acting under a power of attorney given him by such party, such Person hereby states that at the time of execution hereof he has no notice of revocation of the power of attorney by which he has executed this Agreement as such attorney.
(c)
This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, .pdf format or other electronic means shall be as effective as delivery of a manually executed counterpart of this Agreement.
(d)
This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to Section 9 hereof, the officers, directors and controlling persons thereof, and no other person will have any right or obligation hereunder.
(e)
The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed a part hereof.
(f)
This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by the internal laws of the State of New York.
17.
Limited Recourse.

Notwithstanding any other provision hereof, the obligations of the Issuer under this Agreement are limited at all times in recourse to the Collateral Obligations available at such time and amounts derived therefrom. To the extent the Collateral Obligations are not sufficient to meet the obligations of the Issuer in full, after application of the Collateral Obligations in accordance with the provisions of the Indenture, the Issuer shall have no further obligations hereunder and any outstanding obligations of, and remaining claims against, the Issuer shall be extinguished and shall not revive. The obligations of the Issuer hereunder are solely the corporate obligations of the Issuer and no action may be taken against any director, officer, shareholder or administrator thereof with respect to the obligations of the Issuer hereunder. This Section 17 shall survive the termination of this Agreement.

18.
Non-Petition.

The Initial Purchaser agrees not to institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation proceedings or other proceedings under U.S. federal or state bankruptcy or similar laws until at least one year or, if longer, the applicable preference period then in effect, and one day after payment in full of all Notes issued under the Indenture; provided, however, that nothing in this Section 18 shall preclude, or be deemed to estop, the Initial Purchaser (i) from taking any action prior to the expiration of the applicable preference period in (A) any case or proceeding voluntarily filed or commenced by the Issuer or (B) any involuntary insolvency proceeding filed or commenced against the Issuer by a Person other than the Initial Purchaser or its affiliates, or (ii) from commencing against the Issuer or any properties of the Issuer any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation proceeding. This Section 18 shall survive the termination of this Agreement.

Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Purchase Agreement shall constitute a binding agreement among the parties hereto.

Very truly yours,

DIAMETER CAPITAL PC CLO 1 LLC, as Issuer

By: Diameter Credit Company, its designated manager

By: /s/ Matthew Gilmartin

Name: Matthew Gilmartin

Title: Chief Financial Officer

[Signature Page to Purchase Agreement (Diameter Capital PC CLO 1)]

Accepted at New York, New York,
as of the date first above written

MORGAN STANLEY & CO. LLC,

as Initial Purchaser

By: /s/ Sajid Zaidi

Name: Sajid Zaidi

Title: Authorized Signatory

[Signature Page to Purchase Agreement (Diameter Capital PC CLO 1)]

SCHEDULE I

Purchased Notes

NOTES

Notes	Par or Face Amount of Purchased Notes	Price (%)	Purchase Price
Class A-1 Notes	$232,000,000	100%	$232,000,000
Class A-2 Notes	$16,000,000	100%	$16,000,000
Class B Notes	$24,000,000	100%	$24,000,000
Total	$272,000,000